                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [_]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
                                               [_]  Confidential, For Use of the
                                                    Commission Only
                                                    (as permitted by Rule
                                                    14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

           Decade Companies Income Properties - A Limited Partnership
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               (Name of Registrant as Specified in Its Charter)

             Arnold K. Leas and Wellington Management Corporation
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                                Not Applicable
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(2) Aggregate number of securities to which transaction applies:
                                Not Applicable
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                Not Applicable
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
                                Not Applicable
--------------------------------------------------------------------------------

(5) Total fee paid:
                                Not Applicable
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[_]  Fee paid previously with preliminary materials.
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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
                                Not Applicable
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(3) Filing Party:
                                Not Applicable
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(4) Date Filed:
                                Not Applicable
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


                                                               January 27, 1997

Re: Decade Companies Income
Properties--A Limited Partnership
(the "Partnership")

Dear Limited Partner:

  In 1986 and 1987, as Executive Vice President of Decade Securities, I recommended to my clients that they invest in the Partnership and many of you followed my recommendation. Since leaving Decade in 1988 to start my own company, I have, as a limited partner myself, become increasingly disappointed with the Partnership's performance. I know many of you feel the same, because you have communicated your disappointment to me. Because of the responsibility I feel for recommending the Partnership investment to my family, friends and clients, I am attempting to offer the limited partners the opportunity to change management of the Partnership.

  I have enclosed a proxy statement describing my recommendation that Decade Companies ("Decade") be removed as the general partner of the Partnership and replaced with Wellington Management Corporation ("WMC"). If you are unsatisfied with the way Decade has managed the Partnership over the past ten years or do not trust Decade to act in your best interest, I urge you to exercise your right to remove Decade and appoint WMC as the new general partner of the Partnership.

 What WMC Proposes To Do

  As detailed in the attached proxy statement, which I urge you to read carefully, if WMC is appointed as the new general partner of the Partnership, it intends to take the following actions:

    1. WMC will terminate the Partnership's current property management agreements with Decade Properties, Inc. and will enter into new agreements with WMC Realty, Inc. These new agreements will provide for a lower property management fee than the current agreements. For example, if WMC Realty had managed the Partnership's properties during 1993 through 1995, the Partnership would have saved $514,034 in those years alone as the result of charging the lower fees proposed by WMC Realty.

    2. WMC will thoroughly review the operating procedures at each of the Partnership's properties to identify and eliminate any excessive or nonessential expenses. During 1995, Decade and Decade Properties charged the Partnership a total of $1,019,845 for expense reimbursements. These expense reimbursements were in addition to the $449,205 of property management fees paid by the Partnership. Because Decade has failed to respond to our request for a detailed substantiation of these reimbursements, WMC is not able to determine the extent that these expenses can be eliminated or reduced. However, if WMC is appointed general partner, it will thoroughly evaluate these expenses and eliminate or reduce any that it deems unnecessary or excessive.

    3. To the extent that reduced property management fees and/or reductions in expenses result in additional cash available for distribution, WMC will distribute that cash to investors in accordance with the Partnership Agreement. I believe that any reductions in the Partnership's expenses which are achieved will also likely enhance the ultimate sale prices of the properties.

    4. After gaining control of the expenses, WMC will prepare each property for sale and begin marketing the properties. WMC's objective is to sell the properties within two to four years or less, market conditions permitting.

    5. After the properties have been sold and the net sales proceeds have been distributed to the partners, WMC will cause the Partnership to be dissolved.

  I believe the above plan is our best chance to maximize the value of our interests in the Partnership within a reasonable period of time. As you know, Decade has recently sent you several letters regarding our proposal. In a letter dated January 18, 1997, Decade indicated that as a result of suggestions it received from Limited Partners, it would now increase its efforts over the next several months to attract offers for the properties. Decade did not, however, indicate what efforts it would make in this regard. WMC, on the other hand, has been clear with its intent. If appointed general partner, WMC will take the actions specified above. Accordingly, if you question whether Decade is truly committed to selling the properties and dissolving the Partnership, you should vote to remove Decade and appoint WMC as the new general partner. Remember what they have done over the past ten years.

 What You Should Do

  To remove Decade and appoint WMC as general partner of the Partnership, please mark the "FOR" box on the enclosed Notification Form, sign, date and return the form to Arnold K. Leas, c/o Wellington Management Corporation, 18650 West Corporate Drive, Brookfield, Wisconsin 53045 by March 1, 1997. Also enclosed is a Limited Power of Attorney which I urge you to sign making me and Robert F. Rice (an officer of WMC) your attorney-in-fact to take the following limited actions on your behalf: (1) request that a meeting of the partners be called for the purpose of amending the Partnership Agreement to remove Decade's proposed "Fair Price Provision," if it is adopted (the "WMC Amendment"); (2) vote all of your Partnership interests at such meeting and any adjournments thereof in favor of the WMC Amendment (accordingly Limited Partners who sign and return the Limited Powers of Attorney will not need to attend the meeting); and (3) take any other actions which Mr. Leas and/or Mr. Rice deem reasonably necessary to effect the WMC Amendment, the removal of Decade and the designation of WMC as the new general partner.

  You have received several letters from Decade which, I believe, were intended to dissuade you from considering our proposal. Please do not be deterred by such "scare tactics." Rather, we urge you to consider your experience with this investment over the past ten years and make your own conclusions as to what is in your best interests. Specifically, with respect to the financing currently in place on the Partnership's properties, we believe that the current lenders will not automatically accelerate the existing loans in the event of Decade's removal. Rather, we believe the lenders will base their financing decisions on a number of factors, including the lenders' perception of WMC as a replacement general partner, the relationship between the current loan rates and the market rates for similar loans and general economic and conditions in the area.

  I believe the time has come for new leadership at the Partnership. Please vote "FOR" removal of Decade and appointment of WMC as the new general partner on the enclosed Notification. IT IS IMPORTANT THAT YOU SIGN AND RETURN THE ENCLOSED NOTIFICATION AND LIMITED POWER OF ATTORNEY AS SOON AS POSSIBLE. Thank you to those who have returned the "Non-Binding Indication of Interest" forms included in our letter to you dated January 10, 1997. Please note, however, that those forms have no effect on the outcome of this proxy solicitation and will not be used for that purpose. The enclosed Notification and Limited Power of Attorney forms are the forms upon which your vote will be counted. As such, we request that you not return any more of the Non-Binding Indication of Interest forms. We look forward to receiving your response. Your response is important no matter how many interests in the Partnership you own. You have my word that I personally, and WMC, will work diligently to accomplish the goals described above. If you have any questions or wish to talk with me, call me at 1-800-394-9355 or (414) 792-8900, Monday-Saturday, 8:00 a.m.-6:00 p.m. Central
Time. Thank you for your support of our proposal.

                                          Best personal regards,

                                          Arnold K. Leas

          DECADE COMPANIES INCOME PROPERTIES -- A LIMITED PARTNERSHIP
                       250 PATRICK BOULEVARD, SUITE 140
                       BROOKFIELD, WISCONSIN 53045-5864

                               ----------------

    PROXY STATEMENT OF ARNOLD K. LEAS AND WELLINGTON MANAGEMENT CORPORATION

                               ----------------

                                    GENERAL

  This Proxy Statement dated January 27, 1997 ("Proxy Statement") and the enclosed notification form (the "Notification") are furnished to holders of limited partnership interests (the "Interests") of Decade Companies Income Properties--A Limited Partnership, a Wisconsin limited partnership (the "Partnership"), in connection with the solicitation of Notifications by Arnold
K. Leas, a record and beneficial holder of 49.64 Interests, and his affiliate, Wellington Management Corporation, a Wisconsin corporation ("WMC"), for use to remove the current general partner of the Partnership, Decade Companies, a Wisconsin general partnership ("Decade"), and replace Decade with WMC. WMC will not accept the appointment as the Partnership's new general partner if the Partnership's Amended and Restated Agreement of Limited Partnership dated September 30, 1996 (the "Partnership Agreement") includes section 8.6, the "Fair Price Provision" proposed by Decade in its proxy statement dated as of January 4, 1997 (or such other section or portion thereof to the extent it contains the Fair Price Provision.) Therefore, if you desire to remove Decade as the general partner of the Partnership and appoint WMC as the new general partner, you should mark "AGAINST" on the Consent supplied to you by Decade in its Proxy Statement, sign the Consent and return it to Decade. If you have already voted "FOR" adoption of the Fair Price Provision but you desire to remove Decade and appoint WMC as the new general partner, you should immediately revoke your Consent by delivering written notice to such effect to Decade. Because the proposed Fair Price Provision may become effective before Limited Partners have a chance to revoke their prior Consents, please also sign and return to Mr. Leas the enclosed Limited Power of Attorney (the "Limited Power of Attorney"). By executing the Limited Power of Attorney, you will appoint each of Arnold K. Leas and Robert F. Rice (an officer of WMC) your attorney-in-fact to take the following actions on your behalf:

    1. Request that a meeting of the partners be called for the purpose of amending the Partnership Agreement (the "WMC Amendment") to remove Decade's proposed Fair Price Provision, if it is adopted;

    2. Vote all of your Interests at such meeting and any adjournments thereof in favor of the WMC Amendment; and

    3. All other actions on your behalf which Mr. Leas and/or Mr. Rice deem reasonably necessary or proper to accomplish the WMC Amendment, the removal of Decade and the designation of WMC as the new general partner of the Partnership, including, without limitation, requesting that a meeting of the partners be called, voting all of your Interests, implementing amendments to the Partnership Agreement as necessary to change the references from Decade as general partner to WMC as general partner and executing, acknowledging, delivering, verifying, filing and/or recording documents in appropriate public offices. (Accordingly, Limited Partners who sign and return a Limited Power of Attorney will not need to attend the meeting.)

  This Proxy Statement and the enclosed Notification and Limited Power of Attorney are being first sent or given to the limited partners of the Partnership (the "Limited Partners") beginning on or about January 27, 1997. Limited Partners are requested to complete and sign both the Notification and Limited Power of Attorney and return both to Arnold K. Leas c/o Wellington Management Corporation, 18650 West Corporate Drive, Brookfield, Wisconsin 53045. Mr. Leas will accumulate returned signed Notifications and Limited Powers of Attorney until March 1, 1997, unless extended by Mr. Leas. Immediately after Limited Partners owning more than 50% of the currently outstanding Interests have returned to Mr. Leas signed Notifications in favor of the removal of Decade and appointment of WMC, Mr. Leas will deliver all such Notifications (together with certain required legal opinions) to Decade and the Partnership effectuating the removal of Decade as the general partner of the Partnership and the appointment of WMC as the new general partner. Accordingly, a Limited Partner's signed Notification will become effective, if ever, when so delivered to the Partnership. Notifications should be returned to Mr. Leas by March 1, 1997, unless extended by Mr. Leas.

  Notwithstanding the foregoing, WMC will not deliver the Notifications to the Partnership if the Partnership Agreement then includes the Fair Price Provision proposed by Decade. Accordingly, if the Partnership Agreement includes the Fair Price Provision and Limited Partners owning more than 50% of the Interests have returned their signed Limited Powers of Attorney, before delivering the Notifications to the Partnership, Mr. Leas and/or Mr. Rice will first act pursuant to the Limited Power of Attorney to notify the Partnership of their appointment as attorneys-in-fact by such Limited Partners and will request that the Partnership call a meeting of the Limited Partners for the purpose of amending the Partnership Agreement to remove the Fair Price Provision (the "WMC Amendment"). Within ten days after receipt of this request, Article XII, section 12.1.B. of the Partnership Agreement requires Decade to provide all Limited Partners with written notice of the meeting and the purpose of the meeting. The meeting must be held on a date not less than 15 nor more than 60 days after receipt of the request, at a time and place convenient to the Limited Partners. At the meeting, Mr. Leas and Mr. Rice will appear on behalf of the Limited Partners who delivered executed Limited Powers of Attorney and will vote the Interests owned by such Limited Partners in favor of the WMC Amendment. Accordingly, Limited Partners who sign and return the Limited Power of Attorney will not need to attend the Meeting. Pursuant to
Article XII, section 12.2 of the Partnership Agreement, the WMC Amendment will be adopted if Limited Partners owning more than 50% of the Interests vote in favor of such adoption. If at the time of such meeting the removal of Decade has not yet been accomplished, Mr. Leas and/or Mr. Rice will further vote such Interests to remove Decade and designate WMC as replacement general partner. Mr. Leas and WMC will not pursue the WMC Amendment unless they have received Notifications "For" the removal of Decade and appointment of WMC as the new general partner from Limited Partners owning more than 50% of the outstanding Interests.

  The principal executive offices of the Partnership are located at 250 Patrick Boulevard, Suite 140, Brookfield, Wisconsin 53045-5864. The address and telephone number of Arnold K. Leas and WMC are: Wellington Management Corporation, 18650 West Corporate Drive, Brookfield, Wisconsin 53045 (414) 792- 8900.

                                 THE PROPOSALS

  Arnold K. Leas and WMC believe it is in the Limited Partners' best interests to take the following actions:

    1. Pursuant to section 8.4 of the Partnership Agreement, remove Decade Companies as the general partner of the Partnership and, concurrently therewith, designate Wellington Management Corporation as the new general partner.

    2. Amend the Partnership Agreement to remove Decade's "Fair Price Provision," if it has been adopted and not rescinded.

  This Proxy Statement and the enclosed Notification and Limited Power of Attorney are being furnished to Limited Partners to seek their support in the adoption of both of the above proposals. WMC will not accept the appointment as the new general partner of the Partnership if the "Fair Price Provision" is adopted and not revoked or rescinded.

  ARNOLD K. LEAS AND WMC URGE ALL LIMITED PARTNERS TO TAKE THE FOLLOWING
ACTIONS: (1) CHECK THE BOX ON THE NOTIFICATION MARKED "FOR" THE PROPOSAL AND DATE AND SIGN THE NOTIFICATION, (2) DATE AND SIGN THE LIMITED POWER OF ATTORNEY AND (3) RETURN THE ENCLOSED NOTIFICATION AND LIMITED POWER OF ATTORNEY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

  Each Limited Partner has the power to revoke his or her signed Notification and/or Limited Power of Attorney at any time prior to the date when Mr. Leas has collected signed Notifications "FOR" the proposal from Limited Partners owning in excess of 50% of the Interests. To revoke a prior returned Notification and/or Limited Power of Attorney, the Limited Partner must give notice to Mr. Leas in writing.

                                   IMPORTANT

   PLEASE SIGN, DATE AND MAIL BOTH THE NOTIFICATION AND LIMITED POWER OF ATTORNEY TO MR. LEAS C/O WELLINGTON MANAGEMENT CORPORATION, 18650 WEST CORPORATE DRIVE, BROOKFIELD, WISCONSIN 53045 TODAY.

   YOUR EXECUTION OF BOTH THE NOTIFICATION AND LIMITED POWER OF ATTORNEY IS IMPORTANT NO MATTER HOW MANY OR HOW FEW INTERESTS YOU OWN.


                          BACKGROUND OF THE PROPOSALS

  During 1986 and 1987, Mr. Leas and several investment representatives currently licensed as sales representatives with WMC's brokerage subsidiary (the "Wellington Sales Representatives") were licensed as sales representatives with Decade and sold Partnership Interests to some of their customers for a price of $1,000 per Interest. Over the past ten years, the Wellington Sales Representatives received numerous complaints from their clients expressing dissatisfaction with the performance of the Partnership. After the Partnership distributed its tender offer documents to the Limited Partners, the Wellington Sales Representatives received additional complaints from their clients who expressed their opinion that the $402 per Interest offer was inadequate. These complaints and the responsibility Mr. Leas feels towards the clients to whom he sold interests have prompted Mr. Leas to offer the Limited Partners the opportunity to change general partners of the Partnership.

  After Decade became aware of Mr. Leas' proposal to change general partners of the Partnership, it prepared its own proxy statement asking that Limited Partners vote to amend the Partnership Agreement to add what it termed a "Fair Price Provision." This Fair Price Provision would require any new general partner of the Partnership who was not approved by Decade to purchase all of the Interests of the Limited Partners who did not vote in favor of the appointment of the new general partner and who elect to sell. The purchase price for these Interests would be the greater of their fair market value or an amount equal to their original purchase price, plus a 6% annual (noncompounded) return, less any prior distributions made by the Partnership with respect to such Interests. As a result, if this Fair Price Provision is adopted and not repealed and WMC were appointed as the new general partner of the Partnership, WMC would be forced to purchase Interests at a price well in excess of the Partnership's current net asset value per Interest. WMC believes that this provision is not in the best interests of the Limited Partners and is not willing to become the new general partner of the Partnership if the Fair Price Provision is adopted and not subsequently repealed. Therefore, this Proxy Statement also seeks Limited Partner action to amend the Partnership Agreement to remove the Fair Price Provision, if it has been adopted and not repealed. WMC will only accept the appointment as the general partner of the Partnership if the Partnership Agreement does not then include the Fair Price Provision. In addition, WMC will not pursue the WMC Amendment unless it has received Notifications "FOR" the removal of Decade and appointment of WMC as the new general partner from Limited Partners owning more than 50% of the outstanding Interests.

                                RECOMMENDATIONS

  Mr. Leas and WMC recommend that the Limited Partners sign and return the enclosed Notification and Limited Power of Attorney to Mr. Leas to remove Decade as the general partner of the Partnership and, concurrently therewith, appoint WMC as the new general partner and to cause the Partnership Agreement to be amended to remove the Fair Price Provision if it has been adopted and not rescinded.

                        REASONS FOR THE RECOMMENDATIONS

  As a result of prior discussions with clients who are Limited Partners, Mr. Leas believes that many of the Limited Partners are unsatisfied with the Partnership's financial performance. Through these discussions, Mr. Leas believes that many of the Limited Partners would prefer that the Partnership proceed in a reasonable fashion to sell its properties and thereafter dissolve, distributing the net sales proceeds to the Limited Partners. Mr. Leas and WMC believe that Decade does not presently intend to sell the Partnership's properties in the near term. This belief is based, in part, upon the following language from the section entitled "Conduct of the Partnership After the Offer" contained in the Partnership's tender offer document dated October 24, 1996:

    The General Partner has no plans to seek a sale of the Partnership's property until, in its opinion, such sale is necessary or appropriate. The timing of such events cannot be predicted, but the General Partner does not anticipate such a sale for at least two years, and perhaps much longer. (emphasis added)

  If WMC is appointed as the new general of the Partnership, it intends to take the following actions:

    1. WMC will terminate the Partnership's current property management agreements with Decade Properties, Inc. (the "Current Agreements") and will enter into new agreements with WMC Realty, Inc. Pursuant to the Partnership Agreement, the Current Agreements must be terminable by the Partnership on not more than 60 days' prior written notice. Under the new agreements, Realty will charge the Partnership a flat management fee of 5% of the Partnership's gross rental revenues. Currently, Decade Properties, Inc. charges the Partnership both this 5% fee plus an additional fee of one-half of the first month's rent on all newly leased apartment units. If Realty had managed the Partnership's property during 1995, it would have charged the Partnership $276,301 of property management fees. Decade Properties, Inc. charged the Partnership $449,205 of property management fees during 1995. Accordingly, the savings to the Partnership would have been $172,904 in 1995 alone. Obviously, the amount of savings in the future will vary based on the number of newly-leased apartment units each year. However, because changing tenants has the potential to increase operating expenses, Mr. Leas and WMC believe that the property manager should not have a financial incentive to prefer new tenants over maintaining and renewing existing leases.

    2. WMC will thoroughly review the books, records and operating procedures at each of the Partnership's properties with the objective of finding and eliminating any excessive or nonessential expenses. Currently, the Partnership reimburses Decade and Decade Properties for the expenses those entities incur related to the Partnership's operations. During 1995, the Partnership made reimbursement payments to Decade Properties and Decade Companies in the amounts of $929,883 and $89,962, respectively, for an aggregate 1995 reimbursement of $1,019,845. These reimbursements were in addition to the $449,205 of property management fees which the Partnership paid Decade Properties. Because Decade has failed to respond to WMC's request for a detailed substantiation of these reimbursements, WMC is not able to determine the extent, if any, that these expenses can be reduced. However, if appointed general partner, WMC will thoroughly evaluate these expenses and eliminate or reduce any it deems unnecessary or excessive.

    3. To the extent that reduced property management fees and/or reductions in expenses result in additional cash available for distribution, WMC will distribute that cash to investors in accordance with the Partnership Agreement. WMC believes that any reductions in the Partnership's expenses which are achieved will likely enhance the ultimate sale prices of the properties.

    4. After thoroughly understanding and gaining control of the Partnership's expenses, WMC will prepare each property for sale and begin marketing the properties. WMC's objective is to sell the properties within two to four years or less, market conditions permitting.

    5. After the properties have been sold and the net sales proceeds have been distributed, WMC will cause the Partnership to be dissolved.

  Accordingly, Limited Partners who favor the sale of the Partnership's properties and the receipt of liquidating distributions within a reasonable period of time and Limited Partners who are dissatisfied with the current management of the Partnership and who would prefer a change in management should vote to remove Decade and appoint WMC as the new general partner.

  As indicated in "Background of the Proposals," WMC is not willing to become the new general partner of the Partnership if the Partnership Agreement then includes the Fair Price Provision. Accordingly, Limited Partners who desire to have WMC appointed as the new general partner of the Partnership should execute and return to Mr. Leas both the Notification (marking the "FOR" box on the Notification) and the Limited Power of Attorney. The Limited Power of Attorney will be used by Mr. Leas and Mr. Rice to call a meeting of the partners of the Partnership for the purpose of amending the Partnership Agreement to remove the Fair Price Provision if it has been adopted.

               DESCRIPTION OF WELLINGTON MANAGEMENT CORPORATION

  WMC, which was formed on July 8, 1988, is a diversified financial services firm, principally engaged in the organization, distribution and management of investment programs and in providing financial planning and other financial investment services and products. WMC and its affiliates presently manage approximately $42 million of investment real estate and $16 million of aerial lift equipment and have offices and operations located in Brookfield, Grafton, Neenah, Wausau and Madison, Wisconsin, Waterloo, Iowa and Oak Brook, Illinois. Attached hereto is an audited balance sheet of WMC for the year ended March 30, 1996.

  WMC and its affiliates have grown from two employees at their inception to their present staff of 130 managerial, sales and administrative personnel.

  Since 1990, WMC has sponsored five real estate investment programs. Of these programs, two are limited partnerships, two are limited liability companies and one is a real estate investment trust. As such, WMC is experienced regarding the administrative and tax reporting functions a general partner is required to perform in a real estate limited partnership.

  During April 1996, the interests in Wellington Properties Trust, WMC's affiliated real estate investment trust, began publicly trading on the Nasdaq Stock Market under the ticker symbol "WLPT." The trust exclusively owns apartment communities, with two properties located in Madison, Wisconsin (the location of the Partnership's "Meadows" property). As the manager of a publicly- traded real estate investment trust, Mr. Leas and WMC believe WMC is qualified to administer and manage a widely held partnership such as the Partnership.

  WMC's key staff members in the real estate area are:

  Arnold K. Leas (age 62) has been the President, CEO and a director of WMC since 1988. Mr. Leas is a 1958 graduate of Spencerian College with a B.B.A. degree. Since 1969, Mr. Leas has been involved in various aspects of the real estate industry, including acting as Sales Director of Wauwatosa Realty and President of Wellington Realty Company. In addition, Mr. Leas is a Wisconsin licensed real estate broker and holds the real estate designation of graduate of the Realtor Institute (GRI). Mr. Leas has been involved, directly and indirectly in real estate acquisitions and sales totalling in excess of $150 million. From 1984 to 1988, Mr. Leas was Executive Vice President of one of Decade's affiliates which was involved primarily in the syndication of entities, including the Partnership, owning multi-family apartment complexes.

  Gregory S. Leas (age 35), attorney, has served as WMC's Executive Vice President since 1990 and actively participates in the management of the operational WMC-sponsored partnerships. Mr. Leas graduated from Marquette High School in 1979 and from the University of Wisconsin-Madison in 1983. Mr. Leas received his J.D. degree in 1990 from Brooklyn Law School. From 1986 to 1990, Mr. Leas was employed as a legal assistant in the litigation department of the New York City law firm of Fried, Frank, Harris, Shriver & Jacobson. Mr. Leas is a member of the Wisconsin Bar Association.

  Robert F. Rice (age 45), attorney, joined WMC in 1993 as its Vice President and General Counsel. He provides legal and other advice to WMC, its affiliates and the operational WMC partnerships. Mr. Rice is also responsible for oversight of all real estate activities of WMC. Mr. Rice received a B.S. degree from the

University of Wisconsin-Milwaukee in 1973 and a J.D. degree from Marquette University Law School in 1976. Mr. Rice is a member of the Wisconsin Bar Association and has a broad range of experience in both the private practice of law and as in-house counsel. From 1984 until 1989, he served as a member of the Board of Directors, officer and in-house counsel for various affiliates of a Milwaukee-based financial institution. The affiliates included a real estate development company, a real estate syndication firm and a property management company. In 1989, Mr. Rice formed Resource Alternatives, Inc., which provided legal and consulting services to the real estate industry.

  Garrett T. Nakama (age 52) joined WMC in 1991 and is the Chief Financial Officer for WMC and its affiliates. Mr. Nakama is a 1970 graduate of California State University of Los Angeles and received his CPA designation in 1981. Mr. Nakama has had a broad range of financial experience in private and public accounting. From 1986 to 1991, he was employed as Controller of Nassco, Inc., a New Berlin, Wisconsin, supplier of equipment.

  Joe Griese (age 40) joined WMC in 1996 as its Vice President of Acquisitions. Mr. Griese is responsible for identifying, originating, analyzing, negotiating and closing real estate equity investments. He is a senior real estate development and investment manager with 19 years of experience with companies which owned, developed and managed over 25,000 residential units and 3 million square feet of commercial real estate with an aggregate value in excess of $3 billion. From 1984 to 1985, he worked for Citibank in Chicago where his responsibilities included restructuring and completing numerous development projects and investments throughout the nation. From 1980 to 1984, he worked for Balcor/American Express in acquisitions, project management and asset management. Mr. Griese holds an MBA from DePaul University and a B.S. Agricultural Engineering-Construction Administration from the University of Wisconsin-Madison.

  Dale Pinkalla (age 39) joined WMC as Director of Real Estate in 1993. Mr. Pinkalla actively participates in all aspects of property management with respect to investment real estate owned by WMC affiliates and partnerships. He received a B.A. in finance from the University of Wisconsin-Madison in 1980. Mr. Pinkalla has a broad base of experience in real estate and business. In 1981 and 1982, he worked as a broker/salesperson for Louis Gral Investment Real Estate. From 1983 to 1989, he worked as a Mortgage Banking Officer/Vice President for Wells Fargo Bank, Realty Finance. In 1989, Mr. Pinkalla joined Blueport Development Corporation and was a partner/project manager of a $25 million neighborhood shopping center. Upon completion of that project in 1992, he rejoined Wells Fargo Bank as an account officer for the Real Estate Group.

                  PROCEDURE TO REMOVE DECADE AND APPOINT WMC

  The procedure for removing the general partner of the Partnership is set forth in section 8.4 of the Partnership Agreement. Section 8.4 provides that "a majority in Interest of the Limited Partners may remove a General Partner by notification to the effect that such General Partner is removed." Section
8.4 also provides that "concurrently with serving such notification . . . a majority in Interest of the Limited Partners may designate a new General Partner (if after such removal there is no general partner)."

  According to the Partnership's Proxy Statement dated as of January 4, 1997, as of December 30, 1996, the Partnership had 13,400.274 Interests outstanding held by 1,428 Limited Partners. Accordingly, as of such date, Notifications in favor of the removal of Decade and appointment of WMC must be signed by Limited Partners who collectively own at least 6,700.138 Interests.

  The power of the Limited Partners to remove Decade by notification is conditioned under section 8.4 of the Partnership Agreement upon meeting the following two prerequisites:

    1. There must be either (a) a declaratory judgment in a court action on behalf of the Limited Partners or (b) an opinion of counsel for the Limited Partners; to the effect that the exercise of the removal right will not result in the loss of the Limited Partners' limited liability; and

    2. Either (a) an Internal Revenue Service Private Letter Ruling or (b) an opinion of counsel for the Limited Partners; to the effect that the exercise of their removal right will not cause the Partnership to lose its tax status as a partnership for federal income tax purposes.

  Mr. Leas and WMC have obtained a legal opinion on behalf of the Limited Partners to satisfy these requirements. Such legal opinion is attached as Exhibit A hereto. Accordingly, Mr. Leas and WMC believe that adoption of the proposal will not result in the loss of the Limited Partners' limited liability nor will it cause the Partnership to lose its tax status as a partnership for federal income tax purposes. A Limited Partner who returns a signed Notification "FOR" the proposal is also authorizing Mr. Leas and an officer of WMC to obtain and accept on behalf of the Limited Partners the legal opinions required by 1 and 2 above.

  Based on the above-discussed provisions of the Partnership Agreement, Mr. Leas and WMC believe that Decade will be removed as the general partner of the Partnership and replaced with WMC upon the delivery to the Partnership of (a) Notifications "FOR" the proposal signed by Limited Partners owning greater than 50% of the outstanding Interests and (b) the above-reference legal opinions.

           CONDITION TO WMC'S APPOINTMENT AS THE NEW GENERAL PARTNER

  WMC will not accept the appointment as the Partnership's new general partner if the Partnership Agreement then includes the "Fair Price Provision" proposed by Decade in its Proxy Statement dated as of January 4, 1997. Accordingly, the removal of Decade and appointment of WMC as the new general partner of the Partnership is conditioned upon the Fair Price Provision not being adopted by the Limited Partners or, if so adopted, that it is repealed. Therefore, if you desire to remove Decade as the general partner of the Partnership and appoint WMC as the new general partner, you should mark "AGAINST" on the Consent supplied to you by Decade in its Proxy Statement, sign the Consent and return it to Decade. If you have already voted "FOR" adoption of the Fair Price Provision but you desire to remove Decade and appoint WMC as the new general partner, you should immediately revoke your Consent by delivering written notice to such effect to Decade. Because the proposed Fair Price Provision may become effective before Limited Partners have a chance to revoke their prior Consents, please also sign and return to Mr. Leas the enclosed Limited Power of Attorney. By executing this Limited Power of Attorney, you will appoint each of Mr. Leas and Mr. Rice as your attorneys-in-fact to take the following actions on your behalf:

    1. Request that a meeting of the partners be called for the purpose of amending the Partnership Agreement (the "WMC Amendment") to remove the Fair Price Provision, if it is adopted;

    2. Vote all of your Interests at such meeting and any adjournments thereof for the WMC Amendment; and

    3. All other actions which Mr. Leas and/or Mr. Rice deem reasonably necessary or proper to effectuate the WMC Amendment, the removal of Decade and the designation of WMC as the new general partner of the Partnership, including, without limitation, requesting that a meeting of the partners be called, voting all of your Interests, implementing amendments to the Partnership Agreement as necessary to change the references from Decade as general partner to WMC as general partner and executing, acknowledging, delivering, verifying, filing and/or recording documents in appropriate public offices.

  If the Partnership Agreement has been amended to add the proposed Fair Price Provision, before delivering the Notifications to the Partnership with the required legal opinions to effectuate the removal of Decade as the general partner and appointment of WMC as the new general partner of the Partnership, Mr. Leas and/or Mr. Rice will first deliver written notice to the Partnership pursuant to Article XII, section 12.1.A of the Partnership Agreement requesting that the Partnership call a meeting of the Limited Partners for the purpose of voting on the WMC Amendment. Pursuant to Article XII, section 12.1.B of the Partnership Agreement, within ten days after receipt of this written request, Decade must provide all Limited Partners with written notice of the meeting and the purpose of the meeting. The meeting must be held on a date not less than 15 nor more than 60 days after receipt of the written request, at a time and place convenient to the Limited Partners. At this meeting, Mr. Rice and/or Mr. Leas will vote the Interests of the Limited Partners who have signed and returned the Limited Powers of Attorney in favor of adoption of the WMC Amendment. Accordingly, Limited Partners who have signed and returned Limited Powers of Attorney will not need to attend this meeting. Pursuant to Article XII, section 12.2 of the Partnership Agreement, the WMC Amendment will be adopted if Limited Partners owning more than 50% of the Interests vote in favor of its adoption. After the WMC Amendment has been adopted, Mr. Leas and/or Mr. Rice will then deliver the signed Notifications to the Partnership, together with the required legal opinions, effectuating the removal of Decade as the general partner of the Partnership and the appointment of WMC as the new general partner.

         RAMIFICATIONS OF THE REMOVAL OF DECADE AND APPOINTMENT OF WMC

  Upon the removal of any general partner, section 8.5.A of the Partnership Agreement provides that the remaining general partner (which presumably would include WMC as the new general partner) is required to accept an assignment of the removed general partner's interest in profits and losses. Under the Partnership Agreement, this assignment is automatic with no further documentation required. Accordingly, if WMC replaces Decade as the general partner of the Partnership, WMC will automatically receive an assignment of Decade's interest in the Partnership's profits and losses.

  Section 8.5.B of the Partnership Agreement requires that the removed general partner be paid the appraised value of the general partner's interest in "distributions of Sale Proceeds." This payment is to be made by a promissory note bearing interest at 2% above the prime rate and payable in not less than five years in equal annual installments. "Sale Proceeds" are defined in section 3.50 of the Partnership Agreement to mean "all cash funds resulting from a sale or refinancing of Partnership Property, plus established Reserves, less: (a) expenses incurred in the transaction; (b) debts and obligations related to the transaction; and (c) other payments for Partnership expenses (not including fees deferred by the General Partner and Affiliates), costs of improvements or additions to Properties and amounts as may be required to purchase underlying land or joint venture interests or Reserves established by the General Partner."

  The general partner's interest in Sale Proceeds is determined by section 6.1 of the Partnership Agreement. This section provides, in part, that net Sale Proceeds are to be distributed first to Limited Partners until their capital investments are reduced to zero; second to Limited Partners in an amount necessary to provide them with their Priority Return (as defined in the Partnership Agreement) after taking into account prior distributions of net Sale Proceeds in excess of the Limited Partners' original capital contributions; and third to the general partner in an amount equal to the greater of (a) the excess of its initial capital contribution over the sum of all prior distributions of net Sale Proceeds to the general partner or (b) 1% of the net Sale Proceeds. The appraised value is to be determined by an appraisal conducted by an appraiser selected by mutual agreement of the general partner and the Partnership; provided, however, that if the parties cannot agree upon an appraiser within 30 days, American Appraisal Company must be used. Based on the valuations discussed in the Tender Offer documents, Mr. Leas and WMC believe the general partner's interest in distributions of Sale Proceeds would likely be a nominal amount.

  The removal of Decade will not relieve the Partnership of the obligation to ultimately make payments of accrued fees and interest to Decade. The Partnership's balance sheet dated September 30, 1996, reflects a liability of $3,533,836 payable to affiliates which represents accrued fees and interest due to Decade. Mr. Leas and WMC have requested details concerning these accruals, but Decade has not provided the requested information. Accordingly, while Mr. Leas and WMC believe that, under the terms of the original prospectus of the Partnership, some or all of these accruals may be subordinated to a return to Limited Partners of an amount equal to (a) 100% of their original capital contribution plus (b) six percent of their capital investment per annum, cumulative, less (c) prior distributions, they are not able at this time to determine how much of the accruals are subordinated. The Partnership may be requested to pay Decade all or a portion of this amount at or shortly after Decade's removal, however, WMC and Mr. Leas are not aware of any right of Decade to accelerate the payment of this liability. The September 30, 1996 balance sheet also reflects cash of $4,197,207. Since that date, Mr. Leas and WMC believe that the Partnership's cash position has changed due, among other things, to operating income and expense and to payments of approximately $1,600,000 made to former Limited Partners in connection with the tender offer. If the Partnership does not have adequate cash to pay amounts owed to Decade when they become due, the Partnership may be required to borrow any funds necessary to cover the shortfall. Although there can be no assurance that the necessary financing would be available, Mr. Leas and WMC believe the Partnership could make payments as they become due to Decade without a material adverse effect on the Partnership.

  The removal of Decade may also cause an acceleration of the Partnership's various mortgages and loans. These mortgages and loans have a current principal balance of approximately $23.3 million. Each of the loan agreements contains a provision that allows the lender to declare the loan due and payable upon the removal of the general partner of the Partnership. In addition, three of the loans, which have an aggregate principal balance of approximately $16.6 million, contain provisions allowing the lender to declare the loan due and payable upon a change in the Partnership's property manager.

  Mr. Leas and WMC intend to negotiate with the Partnership's lenders to determine whether they will permit the replacement of Decade and/or the property manager, as the case may be, without declaring the loans due and payable. If such negotiations are unsuccessful, it will be necessary to either refinance the loans with the current lenders or obtain alternative financing. There can be no assurance that a refinancing or alternative financing will be available or, if available, that the terms of such financing will be as favorable as the existing financing.

  As of the date hereof, WMC representatives have had preliminary conversations with three of the four lenders and are attempting to arrange discussions with the other lender. Although the three lenders with whom WMC has had conversations indicated that they could not now provide any assurance that they will not ultimately accelerate the loans, two of the lenders did indicate that they would not automatically accelerate the loans upon a change in the general partner or the property manager but, rather, would evaluate the situation at the time of any such change. The third lender indicated that it could not give WMC any indication of the actions it would take. Mr. Leas and WMC believe that the lenders' ultimate decision as to whether to (a) leave the loans in place, (b) refinance the loans on negotiated terms, or (c) accelerate the loans, will be based upon a number of factors, including the lenders' perception of WMC as a substitute for Decade as general partner, the relationship between the current loan rates and the market rates for similar loans and general economic conditions in the area.

  Mr. Leas and WMC believe that two of the Partnership's four loans, which have an aggregate principal balance of approximately $10.4 million, are at interest rates at or near current market interest rates. The remaining two loans, which have an aggregate principal balance of approximately $13 million, are at interest rates which Mr. Leas and WMC believe are somewhat more favorable than current market rates. One of these loans, which has a current principal balance of approximately $3 million and a term extending until 2021, is at a fixed interest rate of 7.5% per annum. The other loan, which has a principal balance of approximately $10 million, bears interest until December 1, 1998 at 7% per annum. The loan is due and payable on December 1, 1998, unless extended for five years. If extended, the interest rate becomes variable at either prime plus 1% or the five year treasury rate plus 300 basis points. Although Mr. Leas and WMC believe the current interest rate on this loan is more favorable than current market rates, Mr. Leas and WMC believe the extension interest rate is substantially in excess of current market rates. Accordingly, unless market interest rates substantially increase, it is unlikely the Partnership would elect to extend this loan after December 1, 1998. Accordingly, it may be desirable for the Partnership to refinance this loan in the near future regardless of whether there is a change in the general partner. Although interest rates vary widely based, in part, upon the property involved, the term of the loan and general economic conditions and there can be no assurance that, if necessary, the Partnership could refinance all or any of these loans, Mr. Leas and WMC believe that current market interest rates for similar properties are between 7.75% and 8.25% for a term loan with a fixed interest rate of between 5 and 7 years and an amortization period of between 20 and 30 years.

  If it is necessary to replace the existing financing, the Partnership will incur additional costs, including Florida documentary taxes of approximately $81,550 if all of the properties must be refinanced and legal and other fees associated with the refinancing.

                    PROPOSED PROPERTY MANAGEMENT AGREEMENT

  If Decade is removed as the general partner of the Partnership and WMC is appointed as the new general partner, WMC will cause the Partnership to terminate its existing Management Consulting Agreement and Property Management Agreement. According to section 7.2.A.(vii) of the Partnership Agreement, such agreements must be terminable by the Partnership without penalty upon 60 days' written notice. Accordingly,

Mr. Leas and WMC believe that these existing agreements to which the Partnership is a party may be terminated by the Partnership on not less than 60 days' prior written notice. After such termination, WMC will cause the Partnership to enter into a property management agreement with WMC Realty, Inc., WMC's wholly owned subsidiary.

CURRENT PROPERTY MANAGEMENT AGREEMENT

  The Partnership's properties are presently being managed by Decade Properties, Inc. (the "Decade Property Manager") under property management agreements (the "Current Agreements"). The Current Agreements require the Partnership to pay the Decade Property Manager a management fee equal to 5% of the Partnership's rental income received from the properties plus any miscellaneous income received from the operation of the properties plus an amount equal to one-half of the first month's rent on any newly leased apartment unit. According to the notes to the audited financial statements of the Partnership, the Partnership paid property management fees of $449,205 in 1995, $489,960 in 1994 and $399,221 in 1993.

  The Current Agreements also require the Partnership to reimburse the Decade Property Manager for costs incurred by it in performing services for the Partnership. The notes to the audited financial statements of the Partnership reveal that the total amount of the reimbursements paid or to be paid by the Partnership to the Decade Property Manager were $929,883 in 1995, $878,934 in 1994 and $772,494 in 1993. In addition, the Partnership made reimbursement payments to Decade of $89,962 in 1995, $84,471 in 1994 and $68,678 in 1993. As
of the date of this Proxy Statement, Decade has failed to respond to WMC's request to produce a detailed substantiation of these charges. Accordingly, WMC is unable to advise you as to the reasonableness of these reimbursements or as to the likelihood that they can be reduced, or will not increase, in the future.

PROPOSED PROPERTY MANAGEMENT AGREEMENT

  If WMC replaces Decade as the general partner of the Partnership, WMC will cause the Partnership to terminate the Current Agreements and enter into new property management agreements with WMC Realty. Pursuant to the Partnership Agreement, the Current Agreements must be terminable by the Partnership on not more than 60 days' prior written notice. Under these new agreements, WMC Realty will charge the Partnership a property management fee of 5% of the Partnership's gross rental revenues. Unlike the Decade Property Manager, however, WMC Realty will not charge the Partnership an additional fee related to the rental of newly-leased apartment units.

  The table below compares the fees charged by the Decade Property Manager with the fees that would have been charged by WMC Realty for the years indicated. Because the differences in the fees result at least in part from the fee charged by the Decade Property Manager related to the rental of newly-leased apartment units, which will not be charged by WMC Realty, the amount of savings in the future will depend upon the turnover of the Partnership's apartment units. As a result, the estimated savings indicated in the table below may be greater than or less than the amount of savings which will be realized in the future.

                                                       1995     1994     1993
                                                     -------- -------- --------
      Decade Property Manager....................... $449,205 $489,960 $399,221
      WMC Realty....................................  276,301  297,081  250,970
                                                     -------- -------- --------
      Estimated Savings if WMC Realty Had been the
       Property Manager............................. $172,904 $192,879 $148,251
                                                     ======== ======== ========
      Total Three-Year Estimated Savings............ $514,034
                                                     ========

  Like the Current Agreements, the new property management agreements will also require the Partnership to reimburse WMC Realty for expenses incurred by WMC Realty in the performance of its services under the agreements and will contain other standard terms and conditions. Since Decade has failed to provide WMC and Mr. Leas with detailed substantiation for the $2,824,422 that Decade and the Decade Property Manager received, or are to receive, in reimbursed costs for the years 1993 through 1995, no meaningful comparison of projected reimbursable expenses can be made. However, if possible WMC will reduce these reimbursable costs so as to improve the cash flow and ultimately the value of the properties. There can be no assurance that such efforts will be successful, however, until WMC and WMC Realty have the opportunity to examine these costs in detail.

          SOLICITATION OF NOTIFICATIONS AND LIMITED POWERS OF ATTORNEY

  Notifications and Limited Powers of Attorney will be solicited by mail, telephone, telefax and in person. Solicitation will be conducted by Arnold K. Leas and by employees of WMC who will not be paid any additional compensation for their solicitation services.

                     FEES AND EXPENSES OF THE SOLICITATION

  Fees and expenses of the solicitation will initially be borne by WMC. These fees and expenses will include administrative expenses and attorneys' fees related to the solicitation, the litigation brought by the Partnership (see "Litigation" below) and the consummation of the proposals. If Mr. Leas and WMC are successful in consummating the transactions contemplated by the proposals and in reducing the Partnership's property management fees, WMC intends to cause the Partnership, without a vote of the limited partners, to reimburse WMC for all amounts which it contributed to the fees and expenses associated with the solicitation and the actions necessary to cause the removal of Decade as the general partner of the Partnership and the appointment of WMC as the new general partner. WMC will cause such reimbursement only to the extent that fees payable to WMC Realty under the proposed property management agreements are lower than the fees that would have been paid to the Decade Property Manager under the Current Agreements. To date, WMC estimates that it has incurred approximately $100,000 of fees and expenses in connection with this solicitation, the majority of which relates to the litigation. At present, Mr. Leas and WMC believe that the total fees and expenses in connection with this solicitation will be approximately $105,000.

                                   LITIGATION

  The efforts by Mr. Leas and WMC to remove Decade as General Partner of the Partnership and replace Decade with WMC has been the subject of litigation initiated by Decade. Following the November 12, 1996 letter from Mr. Leas and WMC to Limited Partners, in which Mr. Leas and WMC responded to the October 24, 1996 tender offer of the Partnership, Decade wrote to the Limited Partners complaining that Mr. Leas and WMC had failed to include in the November 12, 1996 letter material information relating to the ramifications of removing Decade as the general partner of the Partnership. Mr. Leas subsequently requested that Decade provide information relating to these ramifications so that Mr. Leas and WMC could communicate the information to the Limited Partners. Mr. Leas and WMC also filed a preliminary proxy statement with the Securities and Exchange Commission as a required follow-up to its November 12 letter. Decade reacted by bringing litigation on behalf of itself and the Partnership, alleging that both the November 12 letter and the preliminary proxy statement failed to provide material information. Decade also requested that the court enter a temporary restraining order and preliminary injunction preventing Mr. Leas and WMC from distributing the preliminary proxy statement to the Limited Partners. Mr. Leas and WMC voluntarily agreed to the issuance of a temporary restraining order with respect to the preliminary proxy statement in return for Decade's agreement to provide the information necessary to complete the proxy statement, and to address the omissions that Decade had alleged. While the parties exchanged information, Decade filed a preliminary proxy statement with the SEC proposing an amendment to the Partnership Agreement that has been described as the "Fair Price Provision." Mr. Leas and WMC filed a counterclaim against Decade and the Partnership requesting a temporary restraining order and preliminary injunction to prevent Decade from distributing that preliminary proxy statement to Limited Partners because it was allegedly incomplete and misleading. After a mutual exchange of information, all parties agreed to drop the pending motions for temporary restraining orders and preliminary injunctive relief to allow each other to proceed unimpeded with the proxy contest.

                               VOTING INFORMATION

  According to the Partnership's Proxy Statement dated as of January 4, 1997, as of December 30, 1996 the partnership had 13,400.274 Interests outstanding. According to the Partnership Agreement, each Interest is entitled to one vote for the proposals set forth in this Proxy Statement. Mr. Leas and WMC will rely on the Partnership's records for purposes of determining the Limited Partners and number of Interests owned by each Limited Partner.

  Decade will be removed and WMC will be appointed as the new general partner of the Partnership if (a) Limited Partners owning greater than 50% of the outstanding Interests sign the enclosed Notification voting "FOR" the proposals; (b) Arnold K. Leas and/or an officer of WMC receives the required legal opinions on behalf of the Limited Partners; and (c) such Notifications and the legal opinions are delivered to the Partnership. Accordingly, any Limited Partner who does not sign and return the Notification voting "FOR" the proposal set forth in this Proxy Statement will, in effect, have voted against the proposal. The Partnership Agreement will be amended to remove the Fair Price Provision if (a) Limited Partners owning more than 50% of the outstanding Interests sign the enclosed Limited Power of Attorney; and (b) Arnold K. Leas and/or WMC vote for such amendment on behalf of all such Limited Partners at a meeting of the Partnership.

     CERTAIN INFORMATION ABOUT ARNOLD K. LEAS AND WMC; CONFLICT OF INTEREST

  Arnold K. Leas, who owns beneficially and of record 49.64 Interests in the Partnership, (representing approximately 0.37% of the outstanding Interests) is also an officer, director and approximately 40% shareholder of WMC and is an officer and director of WMC Realty, WMC's wholly-owned subsidiary. Accordingly, Mr. Leas may benefit, other than simply as a Limited Partner of the Partnership, if Decade is removed and replaced with WMC. In addition, if this solicitation is successful, WMC and its subsidiary, WMC Realty, will receive compensation from the Partnership for property management and other services thereafter rendered to the Partnership. Neither WMC nor Mr. Leas is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Partnership. Except for Joe Griese (an officer of WMC), who owns 2.04 Interests, and certain family members of Mr. Leas, who own 16.19 Interests, no associate of Mr. Leas or WMC (other than Mr. Leas and Mr. Griese) owns any Interests in the Partnership. Except for the appointment of WMC as the general partner of the Partnership and the appointment of WMC Realty as the property manager of the Partnership's properties as disclosed in this Proxy Statement, neither Mr. Leas nor WMC has any arrangement or understanding with any person with respect to any future employment by the Partnership or its affiliates or with respect to any future transactions to which the Partnership or any of its affiliates will or may be a party.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                       AND MANAGEMENT OF THE PARTNERSHIP

  According to the Partnership's Form 10-K for the year ended December 31, 1995, no person owns of record or is known by the Partnership to own beneficially more than 5% of the outstanding Interests. According to such Form 10-K, Decade and its partners as a group owned 193.04 Interests as of December 31, 1995, representing 1.105% of the Interests outstanding. In addition, the Form 10-K indicates that as of December 31, 1995, relatives and affiliates of Decade owned an additional 35.69 Interests.

                                          Arnold K. Leas

Brookfield, Wisconsin
Dated: January 27, 1997

                         INDEX TO FINANCIAL STATEMENTS

Report of Independent Certified Public Accountants.......................... F-1
Consolidated Balance Sheet.................................................. F-2
Notes to Consolidated Financial Statement................................... F-3

         REPORT OF REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
WELLINGTON MANAGEMENT CORPORATION

  We have audited the accompanying consolidated balance sheet of Wellington Management Corporation (a Wisconsin corporation) and subsidiaries as of March 31, 1996. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

  In our opinion, the balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of Wellington Management Corporation and subsidiaries as of March 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Grant Thornton LLP

Appleton, Wisconsin
May 3, 1996

               WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1996

                              ASSETS
Current Assets
  Cash............................................................ $   286,122
  Accounts receivable
    Partnerships..................................................     446,783
    Affiliates and employees......................................     158,078
    Other, less allowance for bad debts of $25,000................     811,404
                                                                   -----------
                                                                     1,416,265
  Inventory.......................................................     181,292
  Prepaid expenses................................................      60,757
  Notes receivable................................................      27,500
                                                                   -----------
      Total current assets........................................   1,971,936
Investments (notes A2 and B)......................................     471,610
Deferred Income Tax Benefit (note F)..............................         --
Property and Equipment--at Cost (notes A3, C and D)
  Golf course and related facilities..............................   5,048,810
  Equipment held for lease (note A8)..............................   3,264,819
  Office furniture and equipment..................................     798,075
  Leasehold improvements..........................................      87,073
  Building........................................................     131,855
                                                                   -----------
                                                                     9,330,632
    Less accumulated depreciation and amortization................   1,064,987
                                                                   -----------
                                                                     8,265,645
  Land............................................................      22,079
                                                                   -----------
                                                                     8,287,724
Other Assets
  Restricted cash (note G)........................................     100,835
  Bond issue costs (note A4)......................................     266,853
  Accounts receivable--partnerships, less allowance for bad debts
   of $119,000....................................................     119,706
  Organization cost (note A5).....................................      17,720
  Unamortized financing costs (note A6)...........................      21,384
  Other...........................................................      18,604
                                                                   -----------
                                                                       545,102
                                                                   -----------
      Total assets................................................ $11,276,372
                                                                   ===========
                            LIABILITIES
Current Liabilities
  Current maturities of long-term debt (note C)................... $   718,651
  Accounts payable................................................     607,109
  Accrued liabilities.............................................     587,153
  Income taxes....................................................         --
                                                                   -----------
      Total current liabilities...................................   1,912,913
Long-Term Debt, less current maturities (note C)..................   3,354,212
Bonds Payable (note D)............................................   4,631,250
Deffered Income Taxes (note F)....................................         --
Commitments and Contingencies (note G)............................         --
Minority Interest in Consolidated Subsidiary (note G).............         --
Stockholders' Equity (note E)
  Common stock 10 cents par value--authorized 10,000,000 shares;
   issued and outstanding 4,263,484 shares........................     426,348
  Additional paid in capital......................................   1,570,460
  Treasury stock..................................................        (717)
  Excess of purchase price over net assets of an affiliated
   company acquired...............................................    (203,774)
  Accumulated earnings (deficit)..................................    (414,320)
                                                                   -----------
                                                                     1,377,997
                                                                   -----------
      Total liabilities and stockholders' equity.................. $11,276,372
                                                                   ===========

         The accompanying notes are an integral part of this statement.

              WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                MARCH 31, 1996

NOTE A--SUMMARY OF ACCOUNTING POLICIES

  Wellington Management Corporation (the Company or WMC) manages limited partnerships, a limited liability corporation and a real estate investment trust, which it syndicates through its wholly-owned broker/dealer Wellington Investment Services Corporation. A summary of the Company's significant accounting policies applied in the preparation of the accompanying consolidated balance sheet follows.

 1. Principles of Consolidation

  The consolidated balance sheet includes all the accounts of Wellington Management Corporation and its wholly-owned subsidiaries, Wellington Investment Services Corp. (WISC), Wellington Investment Advisors, Inc. (WIAI), Wellington Insurance Services, Inc. (WISI), WMC Realty, Inc. (WRI), Wellington Equipment Corporation (WEC), and its majority-owned subsidiary, Wellington Golf Corporation (WGC). All intercompany accounts and transactions have been eliminated in the preparation of the consolidated balance sheet.

 2. Investments

  The Company is the general partner in several limited partnerships, a limited liability corporation and a real estate investment trust. These investments are accounted for using the equity method of accounting.

 3. Depreciation and Amortization

  Property and equipment are stated at cost, including capitalized interest costs of approximately $388,000 incurred during the period of asset construction and preparation for use, less accumulated depreciation and amortization.

  Depreciation and amortization are provided for in amounts sufficient to relate the cost of the depreciable assets to operations over their estimated service lives, principally on a straight-line basis. The estimated lives used range from five to forty years.

  The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes. Accelerated methods are used for tax purposes.

  Leasehold improvements are amortized over the life of the respective lease or the service life of the improvement, whichever is shorter.

 4. Bond Issue Cost

  The costs incurred in connection with the issuance of bonds of Wellington Equipment Corporation, Wellington Golf Corporation and Wellington Management Corporation are being amortized over the life of the respective bonds. Accumulated amortization is $99,023 at March 31, 1996.

 5. Organization Cost

  The costs incurred in connection with the formation of the Company are being amortized on the straight-line basis over a period of five years. Accumulated amortization is $34,908 at March 31, 1996.

              WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

 6. Unamortized Financing Costs

  Costs incurred in connection with Wellington Golf Corporation obtaining debt financing to fund the development and construction of an eighteen-hole golf course are being amortized over the life of the loan. Accumulated amortization is $12,087 at March 31, 1996.

 7. Commission Revenue

  The Company's wholly-owned subsidiary, Wellington Investment Services Corp. is engaged in the sale of limited partnership, limited liability corporation
(LLC) units and real estate investment trust shares of common stock of related parties and the sale of securities of third parties. For contingent offerings, revenue is recognized at the time the investments' escrow agent distributes sales commission to Wellington Investment Services Corp. All other commission revenue and related expense is recognized on a trade date basis.

 8. Equipment Rental Revenue

  Wellington Equipment Corporation acquires aerial lift equipment for the purpose of renting such equipment to customers throughout North America. The typical rental agreement is for three months to one year in duration. The customer is responsible for the insurance and property taxes on the equipment.

 9. Financial Instruments

  The carrying amount of financial instruments at March 31, 1996 approximates fair value.

 10. Use of Estimates

  The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENTS

  The Company's investments consist of the following:

                                                WELLINGTON
                                                MANAGEMENT
                                               CORPORATION'S
                                               PERCENT OWNED    CARRYING VALUE
                                            ------------------- --------------
                                             BEFORE     AFTER
                                            RETURN OF RETURN OF
                                             CAPITAL   CAPITAL  MARCH 31, 1996
                                            --------- --------- --------------
   Wellington Realty Income Limited
    Partnership 91-2 (WR 91-2).............     10%       20%      $(12,671)
   Wellington Security Income Fund Limited
    Partnership (WSIF).....................     10        25        (19,465)
   Wellington Equipment Income Limited
    Partnership II (W-II)..................     10        15         (8,271)
   Wellington Equipment Income Limited
    Partnership III (W-III)................     10        15        (33,625)
   Wellington Equipment Income Limited
    Partnership IV (W-IV)..................     10        20        (11,921)
   Wellington Equipment Income Limited
    Partnership V (W-V)....................     10        20          4,852
   Wellington Equipment Income Limited
    Partnership VI (W-VI)..................     10        20         (4,831)
   Wellington Equipment Income Limited
    Partnership VII
    (W-VII)................................     10        25         (3,219)
   Wellington Equipment Income Limited
    Partnership VIII
    (W-VIII)...............................     10        25        (12,924)
   Wellington Equipment Income Limited
    Partnership IX (W-IX)..................     10        25        (17,111)
   Wellington Equipment Income Limited
    Partnership X (W-X)....................     10         5         26,634
   Wellington Development Corp. LLC (W-D)..     40        40        237,599
   Wellington Properties Trust (WPT).......     12        12        326,563
                                                                   --------
                                                                   $471,610
                                                                   --------

              WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

  Total distributions to the Company from the limited partnerships were $200,784 during 1996.

  The following is a summary of the condensed combined unaudited financial information pertaining to these investments:

                                                 DECEMBER 31,
                                                     1995
                                                 ------------
           Current assets....................... $ 4,251,475
           Non-current assets...................  30,695,181
                                                 -----------
             Total assets....................... $34,946,656
                                                 ===========
           Current liabilities.................. $11,108,112
           Non-current liabilities..............   9,620,621
           Equity...............................  14,217,923
                                                 -----------
             Total liabilities and equity....... $34,946,656
                                                 ===========
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     1995
                                                 ------------
           Net revenue.......................... $ 5,691,838
           Gross profit......................... $ 3,094,091
           Net earnings......................... $ 1,193,226

NOTE C--LONG-TERM DEBT

  Long-term debt consists of the following at March 31, 1996.

   WELLINGTON MANAGEMENT CORPORATION
   ---------------------------------
   Wellington Management Corporation notes payable to former
    shareholders of WMC Realty, Inc. common stock; payable in
    annual installments of $70,000 plus interest accrued at the bank's prime rate as adjusted quarterly beginning on October
    31, 1993 (effective rate of 8.25% at March 31, 1996); final
    payment of principal and accrued interest paid April 1996......  $   70,000
   Note payable to Milwaukee Western Bank in one principal payment plus accrued interest on July 31, 1996. Interest at 1% above
    prime rate (effective rate of 9.25% at March 31, 1996).........      100,00
                                                                     ----------
                                                                        170,000
   WELLINGTON GOLF CORPORATION
   ---------------------------
   10.5% note payable to Tri-City National Bank in monthly
    installments of $25,226 including interest; final balloon
    payment due March 15, 1998; collateralized by certain real
    estate and guaranteed by Wellington Management Corporation.....   2,462,402
   WELLINGTON EQUIPMENT CORPORATION
   --------------------------------
   8% note payable to U.S. Aerials, Inc. in one principal
    installment of $154,860 plus accrued interest due on July 1,
    1995; thereafter principal installments of $41,760 plus accrued interest due on each July 1 beginning in 1996, until paid in full. The note is guaranteed by Wellington Management
    Corporation....................................................     146,698
   Note payable to Security Bank in monthly installments of $15,500 plus interest at .5% above the prime rate (effective rate of
    8.75% at March 31, 1996) with a final payment due on June 21,
    1999; collateralized by equipment..............................     624,513
   Note payable to Security Bank in monthly installments of $5,833 plus interest at .5% above the prime rate (effective rate of
    8.75% at March 31, 1996) with a final payment due on July 28,
    1999; collateralized by equipment..............................     237,747

              WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

   Note payable to Security Bank in monthly installments of $5,240 plus interest at .5% above the prime rate (effective rate of
    8.75% at March 31, 1996) with a final payment due on March 1,
    2000; collateralized by equipment............................... $  259,242
   8.75% note payable to Associated Bank in monthly installments of
    $955 including interest with a final balloon payment due on
    March 31, 1997; collateralized by real estate...................     88,731
   Other............................................................     83,530
                                                                     ----------
                                                                      1,440,461
                                                                     ----------
                                                                      4,072,863
   Less current maturities..........................................    718,651
                                                                     ----------
                                                                     $3,354,212
                                                                     ==========

  Aggregate maturities of long-term debt after March 31, 1996 are as follows:

             1997................................. $  718,651
             1998.................................  2,788,282
             1999.................................    379,638
             2000.................................    186,292
                                                   ----------
                                                   $4,072,863
                                                   ==========

NOTE D--BONDS PAYABLE

  During the years ended March 31, 1994 and 1993, Wellington Golf Corporation sold $2,700,000 of subordinated debentures to fund the development and construction of an eighteen-hole golf course and related facilities. The debentures are payable as to principal on March 31, 2003, and bear interest from issuance until maturity or redemption at a rate of 11% per annum. Payment of interest on the debentures from issuance through December 31, 1993 was deferred; accumulated interest for such period is payable (without additional interest on such accumulated amounts) in three equal annual installments on October 15, 1994, 1995 and 1996. From January 1, 1994 until maturity or redemption, interest on the debentures is payable currently, as earned, on April 15th and October 15th of each year and upon maturity or redemption. The debentures are not secured. At any time after March 31, 1996, the debentures are redeemable in whole or in part at the option of the Company, upon 15 days notice, at the principal amount thereof plus accrued interest. At March 31, 1996, the balance of these debentures was $2,688,750.

  During the year ended March 31, 1994, Wellington Management Corporation sold $1,650,000 of 10% convertible secured debentures to fund the purchase of equipment to be held for rental purposes. Wellington Equipment Corporation assumed the liability on the debentures from Wellington Management Corporation on July 1, 1994. The debentures are payable as to principal on September 30, 2003, and bear interest from issuance until maturity or redemption at a rate of 10% per annum. Payment of interest on the debentures from issuance until maturity or redemption is payable semi-annually and at maturity or redemption. The debentures (a) are secured by equipment purchased with the proceeds of the offering, (b) are convertible into common stock of the Company at prices ranging from $5 to $10 per share, and (c) may be redeemed at the option of the Company at anytime after September 30, 1996, at the principal amount thereof plus accrued interest.

  During the year ended March 31, 1996, Wellington Equipment Corporation sold $292,500 of $2,000,000 10% debentures to fund the purchase of aerial lift equipment, which will be leased to unaffiliated parties. The debentures are payable as to principal on January 31, 2001, and bear interest from issuance until maturity or redemption at a rate of 10% per annum. Payment of interest on the debentures from issuance until maturity or redemption is payable quarterly and at maturity or redemption. The debentures are (a) unsecured, and
(b) may be redeemed in whole or in part at any time prior to maturity at the option of the Company. In the event of a redemption prior to January 31, 1999, the Company will pay 100.25% of face value.

              WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

NOTE E--STOCKHOLDERS' EQUITY

 Preferred Stock

  The shareholders of the Company have authorized the issuance of 2,000,000 shares of preferred stock with a par value of $.10. Such preferred stock is issuable upon filing of amended Articles of Incorporation and the payment of required fees; no further shareholder action is required. Should the Company issue its preferred stock, it is anticipated that the Articles of Incorporation, as amended to provide for such stock, will vest the Board of Directors of the Company with authority to divide the preferred stock into series and to fix and determine the relative rights and preferences of shares of any such series so established.

NOTE F--INCOME TAXES

  Deferred taxes are provided under the liability method. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

  A deferred income tax asset results from a benefit related to net operating loss carryforwards. A deferred income tax liability results from using an accelerated depreciation method for tax purposes versus the straight-line method for financial reporting purposes. At March 31, 1996, the total of all deferred tax liabilities is $578,300 and the total of all deferred tax assets is $647,700, resulting in a net deferred tax asset of $69,400. The Company has provided a valuation allowance at March 31, 1996 of $69,400 for the net deferred tax asset due to the uncertainty in the future utilization of the net operating loss carryforwards.

  At March 31, 1996, the Company had federal and state net operating loss carryforwards of approximately $1,550,000 and $2,050,000, respectively, which expire in varying amounts through 2010.

NOTE G--COMMITMENTS AND CONTINGENCIES

 Wellington Golf Corporation

  In connection with the formation of Wellington Golf Corporation, Edgehill Consulting Group (Edgehill), who manages the golf course, obtained an option to acquire 59,000 shares of Class A common stock of Wellington Golf Corporation for $22.88 per share. The option period is from April 1, 1994 through December 31, 1999. At March 31, 1996, the Company owned 80% of Wellington Golf Corporation. If Edgehill exercises its options, the Company's ownership will be 58%. Due to losses incurred by WGC, the minority interest basis at March 31, 1996 is $0. For the year ended March 31, 1996, 100% of the net loss of WGC was recognized by the Company.

 Clearing Agreement

  On January 13, 1992, Wellington Investment Services Corp. entered into an agreement with another broker/dealer whereby that broker/dealer will execute and clear security transactions for Wellington Investment Services Corp. on a fully disclosed basis. The term of the agreement was for two years and is automatically renewable for additional one year terms thereafter. Under the terms of the agreement, Wellington Investment Services Corp. is prohibited from entering into a similar agreement with another broker/dealer while this agreement is in effect. Wellington Investment Services Corp. has also agreed to regulatory arbitration and waived its right to court remedies regarding disputes between Wellington Investment Services Corp. and the clearing broker/dealer. Wellington Investment Services Corp. has deposited $100,000 with the clearing broker/dealer to assure Wellington Investment Services Corp.'s performance under the agreement.

               WELLINGTON MANAGEMENT CORPORATION AND SUBSIDIARIES

 Leases

  The Company conducts its operations in leased office facilities and leases two vehicles, all of which are operating leases which expire at various dates through March 2001.

  The minimum rental commitments under operating leases are as follows:

                        YEAR ENDED
                        MARCH 31,
                        ----------
              1997........................... $159,367
              1998...........................  158,517
              1999...........................  158,656
              2000...........................  158,656
              2001...........................  158,656
                                              --------
                                              $793,852
                                              ========

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENT - CONTINUED

                                March 31, 1996


NOTE D - BONDS PAYABLE

 During the years ended March 31, 1994 and 1993, Wellington Golf Corporation sold $2,700,000 of subordinated debentures to fund the development and construction of an eighteen-hole golf course and related facilities. The debentures are payable as to principal on March 31, 2003, and bear interest from issuance until maturity or redemption at a rate of 11% per annum. Payment of interest on the debentures from issuance through December 31, 1993 was deferred; accumulated interest for such period is payable (without additional interest on such accumulated amounts) in three equal annual installments on October 15, 1994, 1995 and 1996. From January 1, 1994 until maturity or redemption, interest on the debentures is payable currently, as earned, on April 15th and October 15th of each year and upon maturity or redemption. The debentures are not secured. At any time after March 31, 1996, the debentures are redeemable in whole or in part at the option of the Company, upon 15 days notice, at the principal amount thereof plus accrued interest. At March 31, 1996, the balance of these debentures was $2,688,750.

 During the year ended March 31, 1994, Wellington Management Corporation sold $1,650,000 of 10% convertible secured debentures to fund the purchase of equipment to be held for rental purposes. Wellington Equipment Corporation assumed the liability on the debentures from Wellington Management Corporation on July 1, 1994. The debentures are payable as to principal on September 30, 2003, and bear interest from issuance until maturity or redemption at a rate of 10% per annum. Payment of interest on the debentures from issuance until maturity or redemption is payable semi-annually and at maturity or redemption. The debentures (a) are secured by equipment purchased with the proceeds of the offering, (b) are convertible into common stock of the Company at prices ranging from $5 to $10 per share, and (c) may be redeemed at the option of the Company at anytime after September 30, 1996, at the principal amount thereof plus accrued interest.

 During the year ended March 31, 1996, Wellington Equipment Corporation sold $292,500 of $2,000,000 10% debentures to fund the purchase of aerial lift equipment, which will be leased to unaffiliated parties. The debentures are payable as to principal on January 31, 2001, and bear interest from issuance until maturity or redemption at a rate of 10% per annum. Payment of interest on the debentures from issuance until maturity or redemption is payable quarterly and at maturity or redemption. The debentures are (a) unsecured, and (b) may be redeemed in whole or in part at any time prior to maturity at the option of the Company. In the event of a redemption prior to January 31, 1999, the Company will pay 100.25% of face value.

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENT - CONTINUED

                                March 31, 1996


 NOTE E - STOCKHOLDERS' EQUITY

  PREFERRED STOCK

  The shareholders of the Company have authorized the issuance of 2,000,000 shares of preferred stock with a par value of $.10. Such preferred stock is issuable upon filing of amended Articles of Incorporation and the payment of required fees; no further shareholder action is required. Should the Company issue its preferred stock, it is anticipated that the Articles of Incorporation, as amended to provide for such stock, will vest the Board of Directors of the Company with authority to divide the preferred stock into series and to fix and determine the relative rights and preferences of shares of any such series so established.


 NOTE F - INCOME TAXES

  Deferred taxes are provided under the liability method. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

  A deferred income tax asset results from a benefit related to net operating loss carryforwards. A deferred income tax liability results from using an accelerated depreciation method for tax purposes versus the straight-line method for financial reporting purposes. At March 31, 1996, the total of all deferred tax liabilities is $578,300 and the total of all deferred tax assets is $647,700, resulting in a net deferred tax asset of $69,400. The Company has provided a valuation allowance at March 31, 1996 of $69,400 for the net deferred tax asset due to the uncertainty in the future utilization of the net operating loss carryforwards.

  At March 31, 1996, the Company had federal and state net operating loss carryforwards of approximately $1,550,000 and $2,050,000, respectively, which expire in varying amounts through 2010.


 NOTE G - COMMITMENTS AND CONTINGENCIES

  WELLINGTON GOLF CORPORATION

  In connection with the formation of Wellington Golf Corporation, Edgehill Consulting Group (Edgehill), who manages the golf course, obtained an option to acquire 59,000 shares of Class A common stock of Wellington Golf Corporation for $22.88 per share. The option period is from April 1, 1994 through December 31, 1999. At March 31, 1996, the Company owned 80% of Wellington Golf Corporation. If Edgehill exercises its options, the Company's ownership will be 58%. Due to losses incurred by WGC, the minority interest basis at March 31, 1996 is $0. For the year ended March 31, 1996, 100% of the net loss of WGC was recognized by the Company.

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENT - CONTINUED

                                March 31, 1996


 NOTE G - COMMITMENTS AND CONTINGENCIES - Continued

  CLEARING AGREEMENT

  On January 13, 1992, Wellington Investment Services Corp. entered into an agreement with another broker/dealer whereby that broker/dealer will execute and clear security transactions for Wellington Investment Services Corp. on a fully disclosed basis. The term of the agreement was for two years and is automatically renewable for additional one year terms thereafter. Under the terms of the agreement, Wellington Investment Services Corp. is prohibited from entering into a similar agreement with another broker/dealer while this agreement is in effect. Wellington Investment Services Corp. has also agreed to regulatory arbitration and waived its right to court remedies regarding disputes between Wellington Investment Services Corp. and the clearing broker/dealer. Wellington Investment Services Corp. has deposited $100,000 with the clearing broker/dealer to assure Wellington Investment Services Corp.'s performance under the agreement.

  LEASES

  The Company conducts its operations in leased office facilities and leases two vehicles, all of which are operating leases which expire at various dates through March 2001.

  The minimum rental commitments under operating leases are as follows:

                 Year ended
                  March 31,
                 ----------
                    1997        $159,367
                    1998         158,517
                    1999         158,656
                    2000         158,656
                    2001         158,656
                                 -------
                                $793,852
                                 =======

                       Wellington Management Corporation
                               and Subsidiaries

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

                            March 31, 1996 and 1995


NOTE C - LONG-TERM DEBT - Continued

                                                            1996       1995
                                                          ---------  ---------
WELLINGTON EQUIPMENT CORPORATION
--------------------------------

 8% note payable to U.S. Aerials, Inc. in one principal
 installment of $154,860 plus accrued interest due on
 July 1, 1995; thereafter principal installments of
 $41,760 plus accrued interest due on each July 1
 beginning in 1996, until paid in full.  The note is
 guaranteed by Wellington Management Corporation.         $ 146,698  $ 318,115

 Note payable to Security Bank in monthly installments
 of $15,500 plus interest at .5% above the prime rate
 (effective rate of 8.75% at March 31, 1996) with a
 final payment due on June 21, 1999; collateralized by
 equipment.                                                 624,513    808,306

 Note payable to Security Bank in monthly installments
 of $5,833 plus interest at .5% above the prime rate
 (effective rate of 8.75% at March 31, 1996) with a
 final payment due on July 28, 1999; collateralized by
 equipment.                                                 237,747    307,336

 Note payable to Security Bank in monthly installments
 of $5,240 plus interest at .5% above the prime rate
 (effective rate of 8.75% at March 31, 1996) with a
 final payment due on March 1, 2000; collateralized by
 equipment.                                                 259,242    150,000

 8.75% note payable to Associated Bank in monthly
 installments of $955 including interest with a final
 balloon payment due on March 31, 1997; collateralized
 by real estate.                                             88,731     92,894

 Other                                                       83,530      3,338
                                                          ---------  ---------
                                                          1,440,461  1,679,989
                                                          ---------  ---------
                                                          4,072,863  4,319,989
  Less current maturities                                   718,651    618,867
                                                          ---------  ---------

                                                         $3,354,212 $3,701,122
                                                          =========  =========

Aggregate maturities of long-term debt after March 31, 1996 are as follows:
                           1997                    $  718,651
                           1998                     2,788,282
                           1999                       379,638
                           2000                       186,292
                                                    ---------

                                                   $4,072,863
                                                    =========

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

                            March 31, 1996 and 1995


NOTE D - BONDS PAYABLE

 During the years ended March 31, 1994 and 1993, Wellington Golf Corporation sold $2,700,000 of subordinated debentures to fund the development and construction of an eighteen-hole golf course and related facilities. The debentures are payable as to principal on March 31, 2003, and bear interest from issuance until maturity or redemption at a rate of 11% per annum. Payment of interest on the debentures from issuance through December 31, 1993 was deferred; accumulated interest for such period is payable (without additional interest on such accumulated amounts) in three equal annual installments on October 15, 1994, 1995 and 1996. From January 1, 1994 until maturity or redemption, interest on the debentures is payable currently, as earned, on April 15th and October 15th of each year and upon maturity or redemption. The debentures are not secured. At any time after March 31, 1996, the debentures are redeemable in whole or in part at the option of the Company, upon 15 days notice, at the principal amount thereof plus accrued interest. At March 31, 1996, the balance of these debentures was $2,688,750.

 During the year ended March 31, 1994, Wellington Management Corporation sold $1,650,000 of 10% convertible secured debentures to fund the purchase of equipment to be held for rental purposes. Wellington Equipment Corporation assumed the liability on the debentures from Wellington Management Corporation on July 1, 1994. The debentures are payable as to principal on September 30, 2003, and bear interest from issuance until maturity or redemption at a rate of 10% per annum. Payment of interest on the debentures from issuance until maturity or redemption is payable semi-annually and at maturity or redemption. The debentures (a) are secured by equipment purchased with the proceeds of the offering, (b) are convertible into common stock of the Company at prices ranging from $5 to $10 per share, and (c) may be redeemed at the option of the Company at anytime after September 30, 1996, at the principal amount thereof plus accrued interest.

 During the year ended March 31, 1996, Wellington Equipment Corporation sold $292,500 of $2,000,000 10% debentures to fund the purchase of aerial lift equipment, which will be leased to unaffiliated parties. The debentures are payable as to principal on January 31, 2001, and bear interest from issuance until maturity or redemption at a rate of 10% per annum. Payment of interest on the debentures from issuance until maturity or redemption is payable quarterly and at maturity or redemption. The debentures are (a) unsecured, and
 (b) may be redeemed in whole or in part at any time prior to maturity at the option of the Company. In the event of a redemption prior to January 31, 1999, the Company will pay 100.25% of face value.

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

                            March 31, 1996 and 1995


NOTE E - STOCKHOLDERS' EQUITY

  PREFERRED STOCK

  The shareholders of the Company have authorized the issuance of 2,000,000 shares of preferred stock with a par value of $.10. Such preferred stock is issuable upon filing of amended Articles of Incorporation and the payment of required fees; no further shareholder action is required. Should the Company issue its preferred stock, it is anticipated that the Articles of Incorporation, as amended to provide for such stock, will vest the Board of Directors of the Company with authority to divide the preferred stock into series and to fix and determine the relative rights and preferences of shares of any such series so established.


NOTE F - INCOME TAXES

  Deferred taxes are provided under the liability method. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

  A deferred income tax asset results from a benefit related to net operating loss carryforwards. A deferred income tax liability results from using an accelerated depreciation method for tax purposes versus the straight-line method for financial reporting purposes. At March 31, 1996 and 1995, the total of all deferred tax liabilities is $578,300 and $353,000, respectively and the total of all deferred tax assets is $647,700 and $630,000, respectively, resulting in net deferred tax asset of $69,400 and $277,000, respectively. The Company has provided a valuation allowance at March 31, 1996 and 1995 of $69,400 and $277,000, respectively, for the net deferred tax asset due to the uncertainty in the future utilization of the net operating loss carryforwards.

  At March 31, 1996, the Company had federal and state net operating loss carryforwards of approximately $1,550,000 and $2,050,000, respectively, which expire in varying amounts through 2010.

  A summary of the 1996, 1995 and 1994 income taxes is presented below:

                          Year ended March 31,
                      ----------------------------
                        1996      1995      1994
                      --------  ---------  -------
       Current
           Federal     $72,679  $      -   $     -
           State         1,100     1,900    33,627
                       -------  --------   -------
                        73,779     1,900    33,627
       Deferred
           Federal           -   (33,000)   33,000
           State             -         -         -
                       -------  --------   -------
                             -   (33,000)   33,000
                       -------  --------   -------

                       $73,779  $(31,100)  $66,627
                       =======  ========   =======

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

                            March 31, 1996 and 1995


NOTE G - COMMITMENTS AND CONTINGENCIES

  WELLINGTON GOLF CORPORATION

  In connection with the formation of Wellington Golf Corporation, Edgehill Consulting Group (Edgehill), who manages the golf course, obtained an option to acquire 59,000 shares of Class A common stock of Wellington Golf Corporation for $22.88 per share. The option period is from April 1, 1994 through December 31, 1999. At March 31, 1996, the Company owned 80% of Wellington Golf Corporation. If Edgehill exercises its options, the Company's ownership will be 58%. Due to losses incurred by WGC, the minority interest basis at March 31, 1996 is $0. For the year ended March 31, 1996, 100% of the net loss of WGC was recognized by the Company.

  CLEARING AGREEMENT

  On January 13, 1992, Wellington Investment Services Corp. entered into an agreement with another broker/dealer whereby that broker/dealer will execute and clear security transactions for Wellington Investment Services Corp. on a fully disclosed basis. The term of the agreement was for two years and is automatically renewable for additional one year terms thereafter. Under the terms of the agreement, Wellington Investment Services Corp. is prohibited from entering into a similar agreement with another broker/dealer while this agreement is in effect. Wellington Investment Services Corp. has also agreed to regulatory arbitration and waived its right to court remedies regarding disputes between Wellington Investment Services Corp. and the clearing broker/dealer. Wellington Investment Services Corp. has deposited $100,000 with the clearing broker/dealer to assure Wellington Investment Services Corp.'s performance under the agreement.

  LEASES

  The Company conducts its operations in leased office facilities and leases two vehicles, all of which are operating leases which expire at various dates through March 2001.

  The minimum rental commitments under operating leases are as follows:

                 Year ended
                  March 31,
                 ----------
                    1997            $159,367
                    1998             158,517
                    1999             158,656
                    2000             158,656
                    2001             158,656
                                    --------
                                    $793,852
                                    ========

  Rental expense for the years ending March 31, 1996, 1995 and 1994 was $259,980, $132,348 and$96,572, respectively.

                       WELLINGTON MANAGEMENT CORPORATION
                               AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

                            March 31, 1996 and 1995


 NOTE H - RELATED PARTY TRANSACTIONS

  Transactions with unconsolidated related parties consist of the following:

    Wellington Management Corporation purchased a 34 unit apartment complex located in Fitchburg, Wisconsin on May 19, 1993, at a total cost of $1,890,000. On March 31, 1994, the Company then sold the apartment complex to Wellington Properties Trust (WPT) at a cost of $1,890,000 which includes commission income of $115,000 and property acquisition and analysis fees of $47,250 earned by the Company's subsidiary, WMC Realty, Inc. Wellington Management Corporation received an 8% note receivable from WPT for approximately $400,500, secured by a mortgage on the property and an assignment of leases and rents; interest due in monthly installments beginning May 1, 1994; principal due in one balloon payment on March 31, 1995. WMC Realty, Inc. received an 8% note receivable from WPT for $162,250; interest due in monthly installments beginning May 1, 1994; principal paid in one balloon payment on March 31, 1995. WPT assumed the mortgage note outstanding on the complex in the amount of $1,321,751.

    On July 18, 1994, Wellington Management Corporation subscribed for 70,000 common shares of WPT. In exchange, Wellington Management Corporation reduced its 8% note receivable by $300,000. The remaining $100,500 was paid during the year ended March 31, 1995.

                                                                      EXHIBIT A

   [LETTERHEAD OF REINHART, BOERNER, VAN DEUREN, NORRIS & RIESELBACH, S.C.]


                                                               January 21, 1997

Arnold K. Leas, a Limited Partner of
Decade Companies Income Properties--
A Limited Partnership
(the "Partnership"), on behalf of the
Limited Partners of the Partnership
c/o Wellington Management Corporation
18650 West Corporate Drive
Brookfield, WI 53045

Re:
  Removal of Decade Companies, a Wisconsin general partnership ("Decade") as General
  Partner of the Partnership

Dear Limited Partners:

  In accordance with section 8.4 of the Amended and Restated Agreement of Limited Partnership of Decade Companies Income Properties--A Limited Partnership entered into September 30, 1996 (the "Partnership Agreement"), you have requested our opinion concerning the following:

    1. That your exercise of the removal right set forth in section 8.4 of the Partnership Agreement will not be deemed to be taking part in control of the business of the Partnership or result in the loss of any Limited Partner's limited liability; and

    2. That the removal right set forth in section 8.4 of the Partnership Agreement will not result in the Partnership's not being considered a partnership for federal income tax purposes.

  It is our understanding that these opinions are being requested in connection with the removal of Decade as General Partner of the Partnership and the concurrent designation and appointment of Wellington Management Corporation, a Wisconsin corporation ("WMC") as the new General Partner of the Partnership in accordance with section 8.4 of the Partnership Agreement.

  We have examined originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Partnership, agreements and other instruments, the certificate of WMC, the new General Partner of the Partnership attached hereto as Attachment 1 (the "Certificate") and other documents which we have deemed necessary as a basis for the opinions hereinafter expressed. For purposes of these opinions, we have assumed the accuracy of the representations set forth in the Certificate.

  In addition, consistent with the statements set forth in the "Offer to Purchase Interests of Decade Companies Income Properties--A Limited Partnership" dated October 24, 1996 prepared by the Partnership, it is our understanding, and we have assumed for purposes of this opinion, that:

    1. The Partnership is a limited partnership formed under the Wisconsin Uniform Limited Partnership Act;

    2. The Partnership is currently classified as a partnership for federal income tax purposes; and

    3. Prior to January 1, 1997, the Partnership claimed partnership tax classification under Treas. Reg. sections 301.7701-1 through 301.7701-3 as in effect on December 31, 1996.

  Terms not defined herein have the meaning assigned to them in the Partnership Agreement.

                                    OPINIONS

I. LIMITED LIABILITY OF LIMITED PARTNERS.

  Section 179.23(1) of the Wisconsin Statutes provides:

  "Except as provided in sub. (4), a limited partner is not liable for the obligations of a limited partnership unless he or she is also a general partner or, in addition to the exercise of his or her rights and powers as a limited partner, he or she participates in the control of the business. If the limited partner participates in the control of the business, he or she is liable only to persons who transact business with the limited partnership reasonably believing, based upon the limited partner's conduct, that the limited partner is a general partner".

Section 179.23(4) provides that a limited partner who knowingly permits his or her name to be used in the name of the limited partnership may be liable to creditors of the limited partnership. Section 179.23(2)(e)5, provides that a limited partner does not participate in the control of the business solely by proposing, approving or disapproving, by voting or otherwise, the removal of a general partner or the admission of an additional general partner.

  Based upon the foregoing, it is our opinion that the exercise by the Limited Partners of the removal right set forth in section 8.4 of the Partnership Agreement and the concurrent designation and appointment of WMC as a new general partner following the removal of Decade will not be deemed to be taking part in control of the business of the Partnership or result in the loss of any Limited Partner's limited liability for the obligations of the Partnership.

II. CLASSIFICATION AS PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES.

  The term "partnership" is defined in sections 761(a) and 7701(a)(2) of the Internal Revenue Code of 1986 (the "Code") (hereinafter all section references will refer to the Code as amended to date unless otherwise indicated) to include a syndicate, group, pool, joint venture or other unincorporated organization which is not a corporation within the meaning of the Code. Treas. Reg. section 1.761-1(a) refers to the regulations under section 7701 for a description of those unincorporated organizations taxable as partnerships.

  On December 18, 1996, the Internal Revenue Service issued new regulations under section 7701 on the tax classification of business entities, replacing the regulations that were in effect at the time the Partnership Agreement was drafted. The new regulations provide a simple elective classification system that generally allows an eligible entity the option to be taxed as either a partnership or a corporation.

  Treas. Reg. section 301.7701-3 provides certain default classifications for business entities. Treas. Reg. section 301.7701-3(b)(1)(i) provides that unless it affirmatively elects otherwise, a newly formed domestic "eligible entity" is a partnership if it has two or more members. With respect to entities in existence prior to January 1, 1997 (the effective date of the new regulations), such as the Partnership, Treas. Reg. section 301.7701-3(b)(3) provides that unless it affirmatively elects otherwise, an "eligible entity" in existence prior to January 1, 1997 will have the same tax classification that the entity claimed on the date prior to January 1, 1997. Treas. Reg. section 301.7701-3(a) provides that an eligible entity whose classification is determined under the default classification rule as described above retains that classification until the entity makes a formal election to change that classification.

  Treas. Reg. section 301.7701-3(a) defines the term "eligible entity" as a "business entity" that is not classified as a corporation under Treas. Reg. sections 301.7701-2(b)(1), (3), (4), (5), (6), (7), or (8). Treas. Reg. section
301.7701-2(a) defines a "business entity" as any entity recognized for federal tax purposes that is not properly classified as a trust or otherwise subject to special treatment under the Internal Revenue Code.

  Based upon our review of the definitions contained in the foregoing regulations, it is our opinion that the Partnership is an eligible entity and that, given its claimed existence as a partnership for federal tax purposes prior to January 1, 1997, by reason of the default rules contained in the regulations, the Partnership will continue to be taxable as a partnership after such date absent an affirmative election to the contrary or some other action taken by the Partnership that would cause it to cease to be an eligible entity. It is further our opinion that the exercise of the removal rights set forth in section 8.4 of the Partnership Agreement will not result in the Partnership ceasing to be an eligible entity.

  Therefore, based upon the foregoing, it is our opinion that the removal right set forth in section 8.4 of the Partnership Agreement will not result in the Partnership's not being considered a partnership for federal income tax purposes. Furthermore, it is our opinion that the removal of Decade and the designation and appointment of WMC as the new General Partner will not result in the Partnership's not being considered a partnership for federal income tax purposes.

  All opinions expressed herein are conditioned upon the continuing accuracy of the representations and assumptions set forth herein, the removal of Decade and the concurrent designation and appointment of WMC as the new General Partner of the Partnership in accordance with section 8.4 of the Partnership Agreement, the written acceptance by WMC of the duties and responsibilities of General Partner within 30 days after designation and appointment in accordance with section 8.4 of the Partnership Agreement, the continuation and operation of the Partnership pursuant to and in accordance with the terms of the Partnership Agreement without material changes being made to that document or any related documents which we have reviewed in connection with the issuance of this opinion, and the continued compliance by the Partnership with the Wisconsin Revised Uniform Limited Partnership Act. All opinions expressed herein are based upon existing statutes, regulations and precedents. We express no opinion as to the possible effect on the classification of limited partnerships for federal income tax purposes of subsequent statutes, regulations and precedents which may be adopted by the IRS or established by the courts. We undertake no obligation to update the opinions expressed herein after the date of this letter.

  With certain exceptions, we are qualified to practice law only in the State of Wisconsin and we do not purport to be experts on, or to express any opinion herein concerning, any law other than the State of Wisconsin and the federal law of the United States. These opinions are rendered solely for your information and assistance in connection with the transaction described above and may not be relied upon by any other person or for any other purpose without our prior written consent. We consent to the filing of this opinion with the Proxy Statement of Arnold K. Leas and Wellington Management Corporation dated January 21, 1997. We express no opinions with respect to any tax matters other than those specifically addressed above.

                                          Yours very truly,

                                          Reinhart, Boerner, Van Deuren,Norris
                                           & Rieselbach, s.c.

                                                      /s/ Gary A.
                                                        Hollman
                                          By __________________________________
                                                      Gary A. Hollman

                                 ATTACHMENT 1

                     CERTIFICATE OF WELLINGTON MANAGEMENT
                            CORPORATION RELATED TO
                     DECADE COMPANIES INCOME PROPERTIES--
                             A LIMITED PARTNERSHIP

  Wellington Management Corporation ("WMC"), on its own behalf and on the behalf of Decade Companies Income Properties--A Limited Partnership (the "Partnership"), hereby certifies, warrants and represents to Reinhart, Boerner, Van Deuren, Norris and Rieselbach, s.c. ("Reinhart") that following the removal of Decade Companies and the designation and appointment of WMC as the new General Partner of the Partnership:

    1. The Partnership will be continued and operated pursuant to and in accordance with the Amended and Restated Agreement of Limited Partnership entered into September 30, 1996.

    2. The Partnership will, at all times, be operated in accordance with the provisions of the Wisconsin Revised Uniform Limited Partnership Act and any other applicable state statutes relating to limited partnerships.

    3. Within 30 days after the designation and appointment of WMC as the new General Partner of the Partnership, WMC will execute a written acceptance of the duties and responsibilities of the General Partner of the Partnership.

    4. WMC will be actively involved as General Partner in the management and operation of the Partnership.

  WMC acknowledges that Reinhart will rely on this Certificate in rendering certain opinions to the Limited Partners of the Partnership and hereby consents to such reliance.

  This Certificate is dated as of January 21, 1997.

                                          WELLINGTON MANAGEMENT CORPORATION

                                             /s/
                                          By: _________________________________
                                                      Robert F. Rice,
                                                 Vice President and General
                                                           Counsel

Arnold K. Leas, a Limited Partner of
Decade Companies Income Properties
January 27, 1997
Page 5


          Treas. Reg. section 301.7701-3(a) defines the term "eligible entity" as a "business entity" that is not classified as a corporation under Treas. Reg. sections 301.7701-2(b)(1), (3), (4), (5), (6), (7), or (8). Treas. Reg. section
301.7701-2(a) defines a "business entity" as any entity recognized for federal tax purposes that is not properly classified as a trust or otherwise subject to special treatment under the Internal Revenue Code.

          Based upon our review of the definitions contained in the foregoing regulations, it is our opinion that the Partnership is an eligible entity and that, given its claimed existence as a partnership for federal tax purposes prior to January 1, 1997, by reason of the default rules contained in the regulations, the Partnership will continue to be taxable as a partnership after such date absent an affirmative election to the contrary or some other action taken by the Partnership that would cause it to cease to be an eligible entity. It is further our opinion that the exercise of the removal rights set forth in section 8.4 of the Partnership Agreement will not result in the Partnership ceasing to be an eligible entity.

          Therefore, based upon the foregoing, it is our opinion that the removal right set forth in section 8.4 of the Partnership Agreement will not result in the Partnership's not being considered a partnership for federal income tax purposes. Furthermore, it is our opinion that the removal of Decade and the designation and appointment of WMC as the new General Partner will not result in the Partnership's not being considered a partnership for federal income tax purposes.

          All opinions expressed herein are conditioned upon the continuing accuracy of the representations and assumptions set forth herein, the removal of Decade and the concurrent designation and appointment of WMC as the new General Partner of the Partnership in accordance with section 8.4 of the Partnership Agreement, the written acceptance by WMC of the duties and responsibilities of General Partner within 30 days after designation and appointment in accordance with section 8.4 of the Partnership Agreement, the continuation and operation of the Partnership pursuant to and in accordance with

Arnold K. Leas, a Limited Partner of
Decade Companies Income Properties

January 27, 1997
Page 6


the terms of the Partnership Agreement without material changes being made to that document or any related documents which we have reviewed in connection with the issuance of this opinion, and the continued compliance by the Partnership with the Wisconsin Revised Uniform Limited Partnership Act. All opinions expressed herein are based upon existing statutes, regulations and precedents. We express no opinion as to the possible effect on the classification of limited partnerships for federal income tax purposes of subsequent statutes, regulations and precedents which may be adopted by the IRS or established by the courts. We undertake no obligation to update the opinions expressed herein after the date of this letter.

          With certain exceptions, we are qualified to practice law only in the State of Wisconsin and we do not purport to be experts on, or to express any opinion herein concerning, any law other than the State of Wisconsin and the federal law of the United States. These opinions are rendered solely for your information and assistance in connection with the transaction described above and may not be relied upon by any other person or for any other purpose without our prior written consent. We consent to the filing of this opinion with the Proxy Statement of Arnold K. Leas and Wellington Management Corporation dated January 27, 1997. We express no opinions with respect to any tax matters other than those specifically addressed above.

                              Yours very truly,

                              REINHART, BOERNER, VAN DEUREN,
                              NORRIS & RIESELBACH, s.c.

                              BY /s/ Gary A. Hollman

                                    Gary A. Hollman

                                 NOTIFICATION

  THIS NOTIFICATION IS BEING SOLICITED BY ARNOLD K. LEAS, A LIMITED PARTNER OF DECADE COMPANIES INCOME PROPERTIES--A LIMITED PARTNERSHIP (THE "PARTNERSHIP"), AND BY MR. LEAS' AFFILIATE, WELLINGTON MANAGEMENT CORPORATION ("WMC"). The undersigned hereby acknowledges receipt of the proxy statement to which this Notification relates.

  The undersigned, who is a limited partner of the Partnership owning limited partnership interests (the "Interests"), hereby votes all of the undersigned's Interests as set forth below and, if the undersigned votes "FOR" the proposal below, the undersigned also appoints Arnold K. Leas and Robert F. Rice, an officer of WMC, or either of them, with full power of substitution and resubstitution, as the undersigned's true and lawful agent and attorney-in-fact, to (a) elect to accept and to receive such legal opinions as may be necessary to validate the removal power exercised in this Notification; (b) deliver this Notification and the legal opinions to the Partnership and Decade Companies; and (c) take all other necessary or appropriate actions on behalf of the undersigned to effectuate the proposal set forth below under the Partnership Agreement of the Partnership:

                                   PROPOSAL
               [CHECK THE APPROPRIATE BOX TO INDICATE YOUR VOTE]

                   Notification is hereby given that Decade
                  Companies is hereby removed as the general
                 partner of the Partnership and, concurrently
                 therewith, Wellington Management Corporation
                is hereby appointed as the new general partner
                              of the Partnership.
                         [_] FOR[_] AGAINST[_] ABSTAIN

  THIS NOTIFICATION WILL BECOME EFFECTIVE UPON WMC'S RECEIPT OF NOTIFICATION FORMS THAT HAVE BEEN VOTED "FOR" THE PROPOSAL FROM LIMITED PARTNERS WHO OWN MORE THAN 50% OF THE OUTSTANDING INTERESTS AND UPON THE SUBSEQUENT DELIVERY OF SUCH NOTIFICATIONS AND CERTAIN REQUIRED LEGAL OPINIONS TO THE PARTNERSHIP. NOTWITHSTANDING THE FOREGOING, WMC WILL NOT CAUSE THIS NOTIFICATION TO BECOME EFFECTIVE IF THE LIMITED PARTNERSHIP AGREEMENT IS AMENDED TO ADOPT THE PROPOSED FAIR PRICE PROVISION AND SUCH AMENDMENT HAS NOT BEEN REMOVED BY FURTHER AMENDMENT OR RESCISSION.

                 [Name of Owner and Number of Interests Owned]


-------------------------------------     -------------------------------------
             *Signature                                   Date



-------------------------------------     -------------------------------------
    *Signature (If jointly held)                          Date

                       PLEASE COMPLETE ALL BLANKS ABOVE

* Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please include full title. If a corporation, please sign in full corporate name by an authorized officer and include title of officer. If a partnership, please sign in full partnership name by an authorized person and include title of person signing. If you are the beneficial owner of Interests held of record in another name (for example, in the name of an IRA or other trust account), your signature above will constitute your direction to the record owner to execute this Notification in the manner you vote and to deliver the executed Notification as directed herein.

  Please check a box and sign, date and return this Notification to:

                                          Arnold K. Leas
                                          c/o Wellington Management
                                           Corporation
                                          18650 West Corporate Drive
                                          Brookfield, Wisconsin 53045

                           LIMITED POWER OF ATTORNEY

  THIS LIMITED POWER OF ATTORNEY IS BEING SOLICITED BY ARNOLD K. LEAS, A LIMITED PARTNER OF DECADE COMPANIES INCOME PROPERTIES--A LIMITED PARTNERSHIP (THE "PARTNERSHIP"), AND BY MR. LEAS' AFFILIATE, WELLINGTON MANAGEMENT CORPORATION ("WMC").

  The undersigned, who is a limited partner of the Partnership owning limited partnership interests (the "Interests") hereby constitutes and appoints Arnold
K. Leas and Robert F. Rice, an officer of WMC, or either of them, with full power of substitution and resubstitution, as the undersigned's true and lawful attorney-in-fact and agent with full power and authority in the name, place and stead of the undersigned to take the following actions:

    (i) exercise the undersigned's rights as a limited partner of the Partnership, pursuant to section 12.1.A of the Amended and Restated Agreement of Limited Partnership of the Partnership dated September 30, 1996 (the "Partnership Agreement") to call a meeting of the Partnership for the purpose of amending the Partnership Agreement to delete section 8.6 of the Partnership Agreement (or such other section to the extent it contains the "Fair Price Provision Amendment" described in the January 4, 1997 proxy solicitation issued by the current general partner), to the extent such section has been added to the Partnership Agreement;

    (ii) exercise the undersigned's rights pursuant to section 12.2(i) to amend the Partnership Agreement by removing section 8.6 of the Partnership Agreement (or such other section or portion thereof to the extent it contains the "Fair Price Provision Amendment" described in the January 4, 1997, proxy solicitation issued by the general partner of the Partnership);

    (iii) to the extent not already accomplished by "Notification" pursuant to section 8.4 of the Partnership Agreement, exercise the undersigned's right under section 12.2(iv) of the Partnership Agreement to vote to remove Decade Companies as general partner of the Partnership and to elect WMC as replacement general partner of the Partnership; and

    (iv) such other actions that any of the attorneys-in-fact deem necessary or proper to accomplish the matters set forth in parts (i), (ii) and (iii) above including, without limitation, acting at any subsequent meeting of the Partnership following the adjournment of a meeting called for the foregoing purposes, consenting to any amendments to the Partnership Agreement necessary to change the references from Decade as general partner to WMC as general partner and executing, acknowledging, delivering, verifying, filing and/or recording in appropriate public offices any documents necessary or appropriate to carry out the foregoing purposes.

  This Limited Power of Attorney may be exercised by Arnold K. Leas and Robert
F. Rice, or either of them, acting alone for the undersigned, or by listing all limited partners of the Partnership who have executed a similar Limited Power of Attorney with a single signature as an Attorney-in-Fact for all of them.

  The appointment by the undersigned of Messrs. Leas and Rice, as attorney-in-fact, shall be deemed to be a power coupled with an interest in recognition of the fact that at such time as limited partners of the Partnership owning more than 50% of the outstanding Interests have executed and delivered to Mr. Leas and WMC notifications regarding the removal and replacement of the current general partner, such limited partners will be relying upon the power of Messrs. Leas and Rice to act as contemplated by this Limited Power of Attorney, and this Limited Power of Attorney shall survive the bankruptcy, death, adjudication of incompetence or insanity or dissolution of the undersigned and the transfer or assignment of all or any part of the undersigned's Interest.

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

[Name of Owner and Number of
Interests Owned]


-------------------------------------     -------------------------------------
*Signature                                Date



-------------------------------------     -------------------------------------
*Signature (If jointly held)              Date

* Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please include full title. If a corporation, please sign in full corporate name by and authorized officer and include title of officer. If a partnership, please sign in full partnership name by an authorized person and include the title of the person signing. If you are the beneficial owner of Interests held of record in another name (for example, in the name of an IRA or other trust account), your signature above will constitute your direction to the record owner to execute this Limited Power of Attorney and to deliver the executed Limited Power of Attorney as directed herein.

                                       3